SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Emerging Markets Equity Fund

The fund’s Board of Trustees has approved (i) the appointment of Deutsche Asset Management (Hong Kong) Limited (DeAM HK), an indirect, wholly-owned subsidiary of Deutsche Bank AG, as a subadvisor to the fund; and (ii) the subadvisory agreement between Deutsche Investment Management Americas Inc. (DIMA), the fund’s investment advisor, and DeAM HK, its affiliate, with respect to the fund. Together with the fund’s current subadvisor, Deutsche Alternative Asset Management (Global) Limited (DAAM Global) (an affiliate of DIMA and DeAM HK), DeAM HK will provide portfolio management services to the fund. DAAM Global and DeAM HK will coordinate and cooperate with one another with respect to the management of the fund. DeAM HK is expected to assume day-to-day portfolio management responsibilities on or about October 1, 2015.

DIMA, subject to the approval of the fund’s Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund’s Board, to appoint DeAM HK as a subadvisor of the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.

Effective on or about October 1, 2015, the following sections of the prospectus are supplemented as follows:

The following information replaces similar disclosure under the “MANAGEMENT” section in the summary section of the fund’s prospectus:

Subadvisors

Deutsche Alternative Asset Management (Global) Limited

Deutsche Asset Management (Hong Kong) Limited

The following information replaces similar disclosure under the “WHO MANAGES AND OVERSEES THE FUNDS” heading of the “FUND DETAILS” section of the fund’s prospectus:

Subadvisors for Deutsche Emerging Markets Equity Fund

Deutsche Alternative Asset Management (Global) Limited (DAAM Global) and Deutsche Asset Management (Hong Kong) Limited (DeAM HK) act as subadvisors to the fund and, as such, provide portfolio management services to the fund. DAAM Global and DeAM HK coordinate and cooperate with one another with respect to the management of the fund. DAAM Global and DeAM HK are both investment advisors registered with the Securities and Exchange Commission and are indirect, wholly-owned subsidiaries of Deutsche Bank AG. Pursuant to separate subadvisory agreements between DIMA and each of DAAM Global and DeAM HK, DIMA, not the fund, compensates DAAM Global and DeAM HK for the services they provide to the fund. DAAM Global, formerly known as RREEF Global Advisors Limited, is located at 1 Great Winchester Street, London, United Kingdom, EC2N 2DB. DAAM Global’s assets under management are currently comprised of institutional accounts and investment companies. DeAM HK is located at Level 52, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong. DeAM HK’s assets under management are currently comprised of investment companies.

The following information replaces similar disclosure under the “MANAGEMENT” heading of the “FUND DETAILS” section of the fund’s prospectus:

Sean Taylor, Managing Director. Lead Portfolio Manager of the fund. Began managing the fund in 2014.

■	Global Head of Emerging Markets Equities: Hong Kong.

September 16, 2015
PROSTKR-524

■	Joined Deutsche Asset & Wealth Management in 2013 with 21 years of industry experience. Prior to his current role, he served as Head of Emerging Markets at Pioneer Investments, Investment Director at GAM, based in London and Dubai, and Head of International & Emerging Markets at Societe Generale.
■	MBA, Manchester Business School.

Andrew Beal, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

■	Deputy Head of Emerging Market Equities: London.
■	Joined Deutsche Asset & Wealth Management in 2014 with 21 years of prior industry experience. Prior to joining, he was responsible for emerging markets investments at Schroders, Nicolas Applegate and Henderson Global Investors.
■	BSc in Economics and Politics from University of Bath.

Please Retain This Supplement for Future Reference

September 16, 2015
PROSTKR-524

2